UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2008

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition

The Reader’s Digest Association, Inc. (“RDA”) has scheduled a conference call to review the financial results of its Fiscal 2009 first quarter ended September 30, 2008.  The conference call is scheduled for Monday, November 24, 2008 from 1:00 p.m. to 2:00 p.m. (Eastern Time).  The dial-in information is:

DIAL-IN PHONE NUMBERS:

1 (888) 324-8196	Freephone / toll free (US only)
1 (312) 470-7040	US or International toll #

Passcode:	RDA
Call Leader:	Harris Williams

RDA will show slides during the presentation using Microsoft Live Meeting.  To view the slides, before the call set your computer’s Web browser to:

Participant access information:

URL: https://e-meetings.verizonbusiness.com/nc/join/

CONFERENCE NUMBER: PB1871667

AUDIENCE PASSCODE: RDA

Participants can join the event directly at:

https://e-meetings.verizonbusiness.com/nc/join.php?i=PB1871667&p=RDA&t=c

You will need to have Microsoft Live Meeting software installed on your computer in advance.  To download the free software, or to check to see if you already have it, visit the following URL using the computer you plan to use for the conference call:

https://www.livemeeting.com/cc/mcisales/join?id=H4BZC2&role=attend&cn=%26guestuser&pw=%&placewareLicenseCookie=true&recording_agreement=accepted

A replay of the presentation (audio and slides) will be available for 7 days after the live event.  To access Net replays, available later in the day of this call, please visit:

https://e-meetings.verizonbusiness.com/nc/join.php?i=PB1197205&p=RDA&t=r

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.

By: /s/ Lisa M. Spivack
Lisa M. Spivack
Date: November 19, 2008	Associate General Counsel and Assistant Secretary